Effective immediately, the last two paragraphs of the sub-section entitled “How to Redeem Shares” under the main heading “How To Purchase, Redeem, and Exchange Shares” are restated in their entirety as follows:

Involuntary Redemptions. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your Class A, Class B, or Class C shares without your permission when your account contains less than $500 for any reason, including market fluctuation. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Certain accounts are not subject to these provisions.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity.  Any applicable CDSC will be assessed upon redemption of your shares.